UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Enhanced Equity Income Fund (FFA)

Semi-Annual Report
For the Six Months Ended
June 30, 2026

Table of Contents
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2026

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.3875 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of June 30, 2026 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$22.36
Common Share Net Asset Value (“NAV”)	$24.65
Premium (Discount) to NAV	(9.29)%
Net Assets Applicable to Common Shares	$492,793,549
Current Quarterly Distribution per Common Share(1)	$0.3875
Current Annualized Distribution per Common Share	$1.5500
Current Distribution Rate on Common Share Price(2)	6.93%
Current Distribution Rate on NAV(2)	6.29%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 6/30/26	1 Year Ended 6/30/26	5 Years Ended 6/30/26	10 Years Ended 6/30/26	Inception (8/26/04) to 6/30/26
Fund Performance(3)
NAV	7.70%	23.48%	11.40%	13.06%	9.40%
Market Value	5.24%	17.21%	9.34%	13.30%	8.68%
Index Performance
S&P 500® Index	10.21%	22.32%	13.41%	15.51%	11.26%
Cboe S&P 500® BuyWrite Monthly Index	6.39%	17.34%	8.39%	7.72%	6.28%

Top Ten Holdings	% of Total Investments
Apple, Inc.	9.4%
NVIDIA Corp.	7.4
Alphabet, Inc., Class C	7.2
Microsoft Corp.	6.7
JPMorgan Chase & Co.	4.1
Broadcom, Inc.	4.0
Amazon.com, Inc.	2.7
Caterpillar, Inc.	2.3
Eli Lilly & Co.	2.2
Cisco Systems, Inc.	2.2
Total	48.2%

Sector Allocation	% of Total Investments
Information Technology	36.8%
Financials	12.6
Communication Services	11.4
Consumer Discretionary	9.3
Health Care	8.3
Industrials	7.8
Consumer Staples	5.2
Utilities	2.4
Materials	2.2
Energy	2.1
Real Estate	1.9
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	98.3%
Common Stocks - Business Development Companies	0.8
Convertible Preferred Securities	0.3
Call Options Written	(0.1)
Net Other Assets and Liabilities	0.7
Total	100.0%

(1)
Most recent distribution paid through June 30, 2026. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2026. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2026 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of Raymond James Investment Management, is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
Portfolio Management Team
Douglas W. Kugler, CFA
Senior Portfolio Manager
Jeffrey D. Bilsky
Senior Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
For the first six months of 2026, the S&P 500® Index (the “Index”) increased 10.21% (on a total return basis). Adding this return to the previous three calendar years brings the three-and-a-half-year total return for the period ended June 30, 2026, to 105.11%. That is the largest such stretch in over 25 years.  The first two months of 2026 were relatively calm before markets turned sharply lower following the onset of renewed conflicts involving the U.S., Israel and Iran. Iran retaliated by attacking several non-aggressor countries in the Middle East that are allies of the U.S. creating fears of an even larger conflict. In addition, Iran blocked transit through the Strait of Hormuz. The Strait is a major shipping thoroughfare for Middle Eastern oil and therefore the price of oil rose significantly. Higher oil prices led many investors to anticipate that inflation would reverse its downward trend, increasing expectations that the Federal Reserve might raise short-term interest rates. Those expectations contributed to a sharp increase in longer-term interest rates.  The Index fell approximately 8% from the onset of the conflict through March 31, 2026, when reports suggested that President Trump was willing to pursue an end to the conflict. From that point the Index rallied approximately 20% through the first days of June with the Information Technology sector contributing over 70% of the Index’s return during that period as enthusiasm surrounding artificial intelligence (“AI”) accelerated, with semiconductor and related stocks among the primary beneficiaries. After the first few days of June, the Index took a breather and fell slightly bringing the first half of 2026 to a close.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2026 (Unaudited)
Performance Analysis
Average Annual Total Returns
	6 Months Ended 6/30/26	1 Year Ended 6/30/26	5 Years Ended 6/30/26	10 Years Ended 6/30/26	Inception (8/26/04) to 6/30/26
Fund Performance(1)
NAV	7.70%	23.48%	11.40%	13.06%	9.40%
Market Value	5.24%	17.21%	9.34%	13.30%	8.68%
Index Performance
S&P 500® Index	10.21%	22.32%	13.41%	15.51%	11.26%
Cboe S&P 500® BuyWrite Monthly Index	6.39%	17.34%	8.39%	7.72%	6.28%

Performance of a $10,000 Initial Investment
December 31, 2015 - June 30, 2026
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$43,893
$35,944
$21,542
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26
First Trust Enhanced Equity Income Fund
S&P 500® Index
Cboe S&P 500® BuyWrite Monthly Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance Summary
For the six-month period ending June 30, 2026, the Fund’s net asset value (“NAV”) and market value returns(1) were 7.70% and 5.24% on a total return basis, respectively. The Index returned 10.21% on a total return basis over the same period. The covered call options program had a negative influence on the Fund’s return for the period during a strong market. While we would expect losses from the options program during a strong market, the magnitude of the losses was greater than we would have preferred. This reflected a market rally that was stronger than anticipated. Additionally, we sold options more aggressively on some stocks which had risen significantly only to see those stocks continue to climb. This capped the return the Fund received on those stocks to a level below what they returned in the Index. Overall, the equity portion of the portfolio slightly outperformed the Index during the period. Our approach in managing the Fund is to create a portfolio with a yield that is higher than that of the market while also having an overall valuation that is lower than that of the market. This causes the portfolio to have a slight tilt towards the value side of the continuum value/growth style factor. For the period, the Russell 1000® Value Index outperformed its Growth counterpart by almost 11 percentage points which aided the portfolio. The portfolio’s bias towards higher yielding stocks was not a significant factor during the period as shown by a Bank of America Merrill Lynch study. This study segmented the Index into those stocks with the highest yields and those with the lowest yields and compared their relative performance. For the first six months of 2026, the 200 stocks in the Index with the lowest yields and the 200 stocks in the Index with the highest yields had similar returns.
Specifically, within the equity portfolio, positive stock selection was the driver of relative performance during the period with a smaller negative impact from the allocation of investments between sectors and industry groups. The largest detriment to relative

(1)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2026 (Unaudited)
returns within allocation came from the underweight in Semiconductors & Semiconductor Equipment, which had the best total return (+45.89%) of all industry groups in the Index.  This negative impact was somewhat offset by smaller positive impacts in other industry groups. Stock selection, as previously mentioned, was the main driver of the equity portfolio’s outperformance. The strongest stock selection occurred in the Industrials and Financials sectors where the Fund was overweight Caterpillar, Inc. (+86.69%) and Vertiv Holdings Co., Class A (+30.88%) as well as Morgan Stanley (+19.01%) and Goldman Sachs Group, Inc. (+16.16%). Weak stock selection occurred in the Information Technology sector due to underweights in several semiconductor stocks such as Advanced Micro Devices (+171.25%) and Intel Corp (+278.40%) (neither held) and due to not holding certain Technology Hardware and Equipment stocks such as Sandisk Corp. (+857.84%) and Western Digital Corp. (+271.05%). Each of these were strong beneficiaries of the preference shown by investors for what are believed to be AI “winners”. And while not having exposure to the aforementioned stocks was detrimental, the portfolio did have exposure to several AI beneficiaries which did help. Software stocks such as Crowdstrike Holdings, Inc., Class A (+62.80%) and OKTA, Inc. (+57.80%) (both in cyber-security) and Datadog, Inc., Class A (+81.17%) as well as the previously mentioned Industrials stocks.
Market Outlook
As has occurred during many previous market cycles, equities advanced during the first half of 2026 despite the proverbial “wall of worry”. A conflict in the Middle East, rising oil prices, a new Chairman of the Federal Reserve, and fears about private credit to name a few of the ‘bricks’ in the wall. Despite these issues, investors chose to focus on the positives. The domestic economy remained resilient, shrugging off the impact of tariffs (and so far, the rise in oil prices) as companies were able to mitigate the effects on their bottom lines. Corporate investment in AI continued at a rapid pace, supporting economic growth. Higher tax refunds had some impacts in early 2026 aiding the consumer. In addition, better than expected corporate profits and maybe the lagged impacts of three Federal Funds rate cuts in late 2025 provided additional fuel to the market. However, markets continue to face several important uncertainties during the remainder of the year that could possibly provide another ‘wall’ for the markets to climb: Will the policies of the new Federal Reserve chairman, Mr. Kevin Warsh, have a negative impact on interest rates; continued geopolitical uncertainty involving Iran, U.S.-China relations, and Ukraine; questions surrounding the direction of the U.S. economy, including the labor market, inflation, and the “K”-shaped economy; and whether current market valuations fully reflect the anticipated benefits of continued investment in AI infrastructure.
Historically, markets have often been able to work through periods of uncertainty and continue to advance over time. This remains our base-case scenario. There can always be a “black swan” event that could have an outsized impact on the economy and the markets, however, unless such an event occurs, we believe that the domestic economy and the consumers within it will remain resilient. That should support continued strong corporate profit growth that would underpin the equity markets. However, given current market valuations and the length and size of the recent rally, we believe periods of heightened volatility may occur. While we await a clearer view of the future, we will continue to manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.
Managed Distribution Policy
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as quarterly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring quarterly distribution in the amount of $0.3875 per Common Share that reflects the distributable cash flow of the Fund. Based on the $0.3875 per share quarterly Common Share distribution, the annualized distribution rate as of June 30, 2026 was 6.29% at NAV and 6.93% at market price. The final determination of the source and tax status of all 2026 distributions will be made after the end of 2026 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
June 30, 2026 (Unaudited)

Shares	Description	Value
COMMON STOCKS – 98.3%
	Aerospace & Defense – 0.7%
2,500	TransDigm Group, Inc. (a)	$3,330,100
	Air Freight & Logistics – 2.2%
22,000	C.H. Robinson Worldwide, Inc. (b)	4,143,480
21,000	FedEx Corp. (a)	6,575,730
		10,719,210
	Banks – 6.3%
390,000	Huntington Bancshares, Inc. (a)	6,914,700
61,000	JPMorgan Chase & Co.	19,967,130
17,500	PNC Financial Services Group (The), Inc. (a)	4,308,850
		31,190,680
	Beverages – 2.6%
115,000	Coca-Cola (The) Co. (a)	9,346,050
140,000	Primo Brands Corp. (a)	3,421,600
		12,767,650
	Biotechnology – 1.8%
36,000	AbbVie, Inc. (a)	9,059,040
	Broadline Retail – 2.7%
55,000	Amazon.com, Inc. (a) (c)	13,108,700
	Capital Markets – 2.8%
6,600	Goldman Sachs Group (The), Inc. (a)	6,675,042
35,000	Morgan Stanley (a)	7,316,400
		13,991,442
	Chemicals – 1.5%
14,000	Linde PLC	7,265,160
	Communications Equipment – 3.0%
24,000	Arista Networks, Inc. (b) (c)	4,077,120
90,000	Cisco Systems, Inc. (a) (b)	10,571,400
		14,648,520
	Consumer Finance – 0.8%
19,000	Capital One Financial Corp.	3,811,780
	Consumer Staples Distribution & Retail – 1.0%
5,400	Costco Wholesale Corp. (a)	5,051,538
	Diversified Telecommunication Services – 1.7%
150,000	AT&T, Inc.	3,105,000
125,000	Verizon Communications, Inc.	5,292,500
		8,397,500
	Electric Utilities – 2.3%
42,500	American Electric Power Co., Inc. (a)	5,814,425
155,000	PPL Corp. (a)	5,634,250
		11,448,675
	Electrical Equipment – 2.4%
31,000	nVent Electric PLC (b)	5,257,910
19,000	Vertiv Holdings Co., Class A (a)	6,361,580
		11,619,490
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2026 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Entertainment – 1.5%
25,000	Netflix, Inc. (c)	$1,785,000
21,500	Take-Two Interactive Software, Inc. (a) (c)	5,374,570
		7,159,570
	Ground Transportation – 0.3%
10,500	Fedex Freight Holding Co., Inc. (c)	1,585,500
	Health Care Equipment & Supplies – 0.6%
40,000	Medtronic PLC (a)	3,129,200
	Health Care Providers & Services – 2.0%
7,000	McKesson Corp.	5,289,200
10,500	UnitedHealth Group, Inc.	4,364,115
		9,653,315
	Hotels, Restaurants & Leisure – 3.7%
20,000	Booking Holdings, Inc.	3,564,800
76,000	Carnival Corp. Ltd (b)	2,171,320
73,000	Las Vegas Sands Corp.	3,371,870
19,000	McDonald’s Corp. (a)	5,135,890
40,000	Starbucks Corp.	4,087,600
		18,331,480
	Insurance – 1.8%
16,500	Arthur J. Gallagher & Co. (a)	3,787,905
15,000	Chubb Ltd. (a)	5,111,100
		8,899,005
	Interactive Media & Services – 8.2%
100,000	Alphabet, Inc., Class C	35,333,000
8,800	Meta Platforms, Inc., Class A (a)	4,956,952
		40,289,952
	IT Services – 2.0%
22,000	International Business Machines Corp. (a) (b)	6,186,620
28,000	Okta, Inc. (a) (b) (c)	3,820,600
		10,007,220
	Machinery – 2.3%
10,400	Caterpillar, Inc. (a) (b)	11,074,960
	Metals & Mining – 0.7%
56,700	Freeport-McMoRan, Inc. (a)	3,565,863
	Oil, Gas & Consumable Fuels – 2.1%
20,500	Chevron Corp. (a)	3,398,080
50,000	Exxon Mobil Corp. (a)	6,836,000
		10,234,080
	Pharmaceuticals – 3.8%
9,000	Eli Lilly & Co. (a) (b)	10,794,870
61,000	Merck & Co., Inc. (a)	7,838,500
		18,633,370
	Semiconductors & Semiconductor Equipment – 12.7%
51,500	Broadcom, Inc.	19,454,125
6,000	Micron Technology, Inc. (a) (b)	6,925,740
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2026 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
180,000	NVIDIA Corp. (a)	$36,016,200
		62,396,065
	Software – 9.3%
9,300	CrowdStrike Holdings, Inc., Class A (a) (b) (c)	7,097,202
12,000	Datadog, Inc., Class A (b) (c)	3,124,320
88,100	Microsoft Corp.	32,863,062
20,000	Oracle Corp. (a) (b)	2,931,000
		46,015,584
	Specialized REITs – 1.9%
107,000	Gaming and Leisure Properties, Inc. (a)	4,764,710
30,000	Lamar Advertising Co., Class A (a)	4,679,400
		9,444,110
	Specialty Retail – 1.8%
1,300	AutoZone, Inc. (a) (c)	4,154,722
21,000	Dick’s Sporting Goods, Inc. (a)	4,763,010
		8,917,732
	Technology Hardware, Storage & Peripherals – 9.3%
159,000	Apple, Inc. (a)	46,008,240
	Textiles, Apparel & Luxury Goods – 1.0%
12,800	Ralph Lauren Corp. (a) (b)	5,138,048
	Tobacco – 1.5%
42,000	Philip Morris International, Inc. (a)	7,598,220
	Total Common Stocks	484,490,999
	(Cost $248,627,012)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES – 0.8%
	Capital Markets – 0.8%
215,000	Ares Capital Corp. (a)	3,983,950
	(Cost $3,728,891)

Shares	Description	Stated Rate	Stated Maturity	Value
CONVERTIBLE PREFERRED SECURITIES – 0.3%
	Software – 0.3%
25,000	Oracle Corp., Series D	6.50%	01/15/29	1,123,750
	(Cost $1,226,415)

Total Investments – 99.4%	489,598,699
(Cost $253,582,318)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS – (0.1)%
	Call Options Written – (0.1)%
(60)	Arista Networks, Inc.	$(1,019,280)	$195.00	07/17/26	(9,060)
(50)	C.H. Robinson Worldwide, Inc.	(941,700)	200.00	07/17/26	(6,750)
(380)	Carnival Corp. Ltd	(1,085,660)	35.00	07/17/26	(1,140)
(25)	Caterpillar, Inc.	(2,662,250)	1,100.00	07/17/26	(62,475)
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2026 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(300)	Cisco Systems, Inc.	$(3,523,800)	$130.00	07/17/26	$(13,500)
(20)	CrowdStrike Holdings, Inc., Class A	(1,526,280)	1,000.00	07/17/26	(1,860)
(45)	Datadog, Inc., Class A	(1,171,620)	260.00	07/17/26	(64,125)
(25)	Datadog, Inc., Class A	(650,900)	330.00	07/17/26	(1,950)
(30)	Eli Lilly & Co.	(3,598,290)	1,180.00	07/17/26	(169,890)
(50)	International Business Machines Corp.	(1,406,050)	350.00	07/17/26	(1,600)
(50)	International Business Machines Corp.	(1,406,050)	375.00	07/17/26	(1,100)
(30)	Micron Technology, Inc.	(3,462,870)	1,400.00	07/17/26	(72,750)
(15)	Micron Technology, Inc.	(1,731,435)	1,500.00	07/17/26	(18,750)
(60)	nVent Electric PLC	(1,017,660)	200.00	07/17/26	(6,840)
(80)	Okta, Inc.	(1,091,600)	140.00	07/17/26	(40,960)
(50)	Okta, Inc.	(682,250)	175.00	07/17/26	(1,500)
(40)	Oracle Corp.	(586,200)	300.00	07/17/26	(120)
(30)	Ralph Lauren Corp.	(1,204,230)	400.00	07/17/26	(37,200)
(100)	S&P 500® Index (d)	(74,993,600)	7,775.00	07/17/26	(41,500)
(250)	S&P 500® Index (d)	(187,484,000)	7,825.00	07/17/26	(47,500)
	Total Written Options				(600,570)
	(Premiums received $924,077)

Net Other Assets and Liabilities – 0.7%	3,795,420
Net Assets – 100.0%	$492,793,549

(a)	All or a portion of these securities are pledged to cover index call options written. At June 30, 2026, the segregated value of these securities amounts to $264,619,155.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	Non-income producing security.
(d)
Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2026 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2026 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$484,490,999	$484,490,999	$—	$—
Common Stocks - Business Development Companies*	3,983,950	3,983,950	—	—
Convertible Preferred Securities*	1,123,750	1,123,750	—	—
Total Investments	$489,598,699	$489,598,699	$—	$—

LIABILITIES TABLE
	Total Value at 6/30/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(600,570)	$(600,570)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
June 30, 2026 (Unaudited)

ASSETS:
Investments, at value	$ 489,598,699
Cash	2,052,270
Receivables:
Investment securities sold	1,832,144
Dividends	381,285
Reclaims	713
Prepaid expenses	13,516
Total Assets	493,878,627
LIABILITIES:
Options contracts written, at value	600,570
Payables:
Investment advisory fees	411,106
Audit and tax fees	26,084
Administrative fees	19,624
Shareholder reporting fees	11,275
Legal fees	7,537
Transfer agent fees	3,998
Custodian fees	1,813
Financial reporting fees	792
Investment securities purchased	705
Trustees’ fees and expenses	41
Other liabilities	1,533
Total Liabilities	1,085,078
NET ASSETS	$492,793,549
NET ASSETS consist of:
Paid-in capital	$ 263,987,224
Par value	199,881
Accumulated distributable earnings (loss)	228,606,444
NET ASSETS	$492,793,549
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$24.65
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,988,085
Investments, at cost	$253,582,318
Premiums received on options contracts written	$924,077
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Six Months Ended June 30, 2026 (Unaudited)

INVESTMENT INCOME:
Dividends	$ 3,456,625
Interest	6,303
Total investment income	3,462,928
EXPENSES:
Investment advisory fees	2,389,925
Administrative fees	105,393
Shareholder reporting fees	54,259
Trustees’ fees and expenses	30,246
Audit and tax fees	27,104
Legal fees	13,822
Transfer agent fees	12,255
Listing fees	12,199
Custodian fees	6,043
Financial reporting fees	4,959
Other	6,527
Total expenses	2,662,732
NET INVESTMENT INCOME (LOSS)	800,196
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,981,258
Written options contracts	(12,969,503)
Foreign currency transactions	(23)
Net realized gain (loss)	7,011,732
Net change in unrealized appreciation (depreciation) on:
Investments	26,426,544
Written options contracts	(69,462)
Foreign currency translation	32
Net change in unrealized appreciation (depreciation)	26,357,114
NET REALIZED AND UNREALIZED GAIN (LOSS)	33,368,846
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 34,169,042
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets

	Six Months Ended 6/30/2026 (Unaudited)	Year Ended 12/31/2025
OPERATIONS:
Net investment income (loss)	$ 800,196	$ 1,641,289
Net realized gain (loss)	7,011,732	26,387,116
Net change in unrealized appreciation (depreciation)	26,357,114	52,720,879
Net increase (decrease) in net assets resulting from operations	34,169,042	80,749,284
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(15,490,766)	(29,482,425)
Total increase (decrease) in net assets	18,678,276	51,266,859
NET ASSETS:
Beginning of period	474,115,273	422,848,414
End of period	$ 492,793,549	$ 474,115,273
COMMON SHARES:
Common Shares at end of period	19,988,085	19,988,085
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 6/30/2026 (Unaudited)	Year Ended December 31,
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 23.72	$ 21.16	$ 18.74	$ 16.69	$ 21.38	$ 18.29
Income from investment operations:
Net investment income (loss)	0.04 (a)	0.08 (a)	0.12 (a)	0.15 (a)	0.15	0.07
Net realized and unrealized gain (loss)	1.67	3.96	3.67	3.16	(3.58)	4.28 (b)
Total from investment operations	1.71	4.04	3.79	3.31	(3.43)	4.35
Distributions paid to shareholders from:
Net investment income	(0.78)	(0.09)	(0.12)	(0.29)	—	(0.18)
Net realized gain	—	(1.39)	(1.25)	(0.97)	(1.26)	(1.08)
Total distributions paid to Common Shareholders	(0.78)	(1.48)	(1.37)	(1.26)	(1.26)	(1.26)
Net asset value, end of period	$24.65	$23.72	$21.16	$18.74	$16.69	$21.38
Market value, end of period	$22.36	$22.02	$20.71	$18.27	$15.76	$21.29
Total return based on net asset value (c)	7.70%	20.24%	20.88%	20.61%	(15.84)%	24.38% (b)
Total return based on market value (c)	5.24%	14.05%	21.35%	24.53%	(20.19)%	28.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 492,794	$ 474,115	$ 422,848	$ 374,569	$ 333,518	$ 427,233
Ratio of total expenses to average net assets	1.11% (d)	1.12%	1.12%	1.16%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	0.33% (d)	0.38%	0.61%	0.82%	0.81%	0.39%
Portfolio turnover rate	4%	18%	21%	26%	21%	14%

(a)	Based on average shares outstanding.
(b)	The Fund received a reimbursement from Chartwell in the amount of $17,250, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FFA” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.3875 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades:  (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2026, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. The character of distributions for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year. Based on information for the period through June 30, 2026, it is likely that the Fund’s distributions will include both a return of capital and long-term capital gain component for the fiscal year ending December 31, 2026.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2025, was as follows:
Distributions paid from:
Ordinary income	$1,703,213
Capital gains	27,779,212
Return of capital	—
As of December 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	3,798,590
Total undistributed earnings	3,798,590
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	206,129,578
Total accumulated earnings (losses)	209,928,168
Other	—
Paid-in capital	264,187,105
Total net assets	$474,115,273
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2025, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2025, the Fund did not incur any net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of June 30, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
As of June 30, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$252,658,241	$244,018,592	$(7,678,704)	$236,339,888
F. Expenses
The Fund will pay all expenses directly related to its operations.
G. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2026, were $21,136,472 and $48,583,316, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at June 30, 2026, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 600,570
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2026, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(12,969,503)
Net change in unrealized appreciation (depreciation) on written options contracts	(69,462)
During the six months ended June 30, 2026, the premiums for written options opened were $7,241,806, and the premiums for written options closed, exercised and expired were $7,087,953.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 14, 2026. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2029 or until her/his successor is elected and qualified, or until she/he resigns, retires or is otherwise removed. The number of votes cast in favor of Ms. Keefe was 13,495,680 and the number of votes withheld was 3,060,447.  The number of votes cast in favor of Mr. Keith was 13,514,873 and the number of votes withheld was 3,041,254. James A. Bowen, Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Niel B. Nielson, and Bronwyn Wright are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review.  The order of the below risk factors does not indicate the significance of any particular risk factor.
Asia Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers, in addition to the risks associated with investments in non-U.S. securities generally. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Artificial intelligence (“AI”) and machine learning technologies used by the Fund, the Advisor or third-party service providers may allow the unintended introduction of vulnerabilities into infrastructures and applications, which could exacerbate these risks or result in cyber incidents that implicate personal data. The Fund and its shareholders could be negatively impacted as a result of these cyber risks associated with AI technologies. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.

Depositary Receipts Risk. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests.  Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur.  An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. The economies and markets of European countries are often closely connected and interdependent, and political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have significant adverse effects on the economies of EU member countries and the EU and Europe as a whole. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member countries from the EU, such as the departure of the United Kingdom referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member countries will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments.

Income Risk. Net investment income paid by the Fund to its common shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon.  Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time.  Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors.  There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels.  The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry.  If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy.  Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.  When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result.  Additionally, the implementation of the Fund’s

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace.  The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value.  The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (v) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vi) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process and calculate or disseminate its NAV in a timely manner. The Fund relies on third parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions.  The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.  In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

Potential Conflicts of Interest Risk. First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund.  In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
REIT Risk. Real estate investment trusts (“REITs”) typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, REITs may have limited diversification due to investment in a limited number of properties or a particular market segment and are subject to the risks associated with obtaining financing for real property. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may also have a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates. Additionally, certain REITs charge management fees, which may result in layering of management fees paid by the Fund.

Small- and/or Mid-Capitalization Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

                                       NOT FDIC INSURED                  NOT BANK GUARANTEED                 MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Enhanced Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Chartwell Investment Partners, LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting.  The Board applied its

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that not all peer funds employ an advisor/sub-advisor management structure with an unaffiliated sub-advisor.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was equal to the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board also received and reviewed information comparing the Fund’s performance for periods ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of two benchmark indexes.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  The Board also received information on the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2026 (Unaudited)
Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2025 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that since the Sub-Advisor’s engagement as sub-advisor, assets in the Fund have not grown considerably, so further economies of scale have not been achieved. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor enters into soft-dollar arrangements in connection with the Fund, and considered a summary of such arrangements.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

First Trust Enhanced Equity Income Fund (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the currently effective Code of Ethics will be filed with the Registrant’s annual Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Semi-annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Registrant’s Semi-annual Report filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Not applicable to the Registrant.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 3, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 3, 2026

* Print the name and title of each signing officer under his or her signature.